UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 3, 2012

HIGHLANDS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-54110	27-1954096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Route 94 Vernon, New Jersey	07462
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 764-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 3, 2012, the Registrant’s board of directors voted in favor of deregistering the Registrant’s common stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). On May 4, 2012, the Registrant filed a Form 15 with the Securities and Exchange Commission pursuant to Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to effect such deregistration. The deregistration will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the date of filing the Form 15. A press release issued by the Registrant announcing the deregistration is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated May 4, 2012, announcing the deregistration of the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS STATE BANK

Date:	May 7, 2012	By:	/s/	George E. Irwin
George E. Irwin
President and Chief Executive Officer